UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 24, 2003

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                         1-10863           13-3473472
(State or
other jurisdiction               (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)

631 SOUTH RICHLAND AVENUE, YORK PA                                    17403
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code            (717) 771-7890






Item 5.  OTHER EVENTS


On June 24, 2003, York issued a press release announcing the election of a new President and a new Vice President and Chief Financial Officer. A copy of York's press release is attached as Exhibit 99.1 and is incorporated by reference.


Item 7.  Exhibits

99. 1 Press release, dated June 24, 2003, issued by York International Corporation.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authororized.


                                       York International Corporation
                                        (Registrant)


Date:  June 25, 2003           By:  /s/ Jane G. Davis
                                    ------------------
                                    Jane G. Davis
                                    Vice President, Secretary and General
                                    Counsel




Exhibit Index

99.1     Press release, dated June 24, 2003, issued by York
         International Corporation.